Business Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Acquisitions
(3)	BUSINESS ACQUISITION
In September, 2022, the Group entered into an agreement with Youru (Shanghai) Education Technology Co., Ltd. and its subsidiaries (“Youru”) to acquire the business of portfolio training and relevant consulting on fashion design through the transfer of the workforce, trademark and public domain. The Group was obligated to deliver the remaining performance obligations of Youru’s existing contracts with the students and assume the potential refund of the service fees. The acquisition was considered as immaterial. The Group recognized a goodwill with an amount of RMB
1,534,529
, which was assigned to the reporting unit of overseas art study services.